Exhibit 23.1

to Registration Statement

Independent Auditors’ Consent

The Board of Directors
CenturyTel, Inc.:

            We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

Shreveport, Louisiana

January 13, 2003